Exhibit 99.1

Contact: Jane M. Elliott

770-829-8234 Voice

770-829-8267 Fax

investor.relations@globalpay.com

Global Payments Reports First Quarter Earnings

ATLANTA, October 4, 2011 — Global Payments Inc. (NYSE: GPN) today announced results for its fiscal first quarter ended August 31, 2011. For the first quarter, revenues grew 23% to $542.8 million compared to $440.1 million in the prior fiscal year. Cash earnings per share grew 21% to $0.88 compared to $0.73 in the prior year (See Schedule 2 for Cash Earnings). On a GAAP basis, the company reported fiscal 2012 first quarter diluted earnings per share of $0.79 compared to $0.61 in the prior year (See Schedule 1 for GAAP Consolidated Statements of Income).

Chairman and CEO Paul R. Garcia stated, “We delivered strong first quarter results, driven by continued solid execution across all of our businesses, and the December 2010 addition of Spain. As a result of our strong performance and the completion of our $100 million share repurchase program, we are raising our earnings expectations for the year. Furthermore, based on our core performance this quarter, we now expect overall total company cash margin expansion of as much as 50 basis points in fiscal 2012.”

David E. Mangum, Senior Executive Vice President and CFO, stated, “For the full year of fiscal 2012, our annual revenue expectations remain unchanged at $2,100 million to $2,150 million, or 13% to 16% growth over fiscal 2011. We are increasing our fiscal 2012 diluted earnings per share expectations on a cash basis to a range of $3.46 to $3.54, reflecting 12% to 15% growth over fiscal 2011. We now expect annual fiscal 2012 GAAP diluted earnings per share to be $3.13 to $3.20, reflecting 20% to 23% growth over the prior year. All of these expectations exclude any effect of the Durbin Legislation.”

—More—

GPN Reports First Quarter Earnings

October 4, 2011

Cash earnings exclude normalized adjustments and acquisition intangible amortization expense from continuing operations. (See Schedule 6 for a Reconciliation of Cash Earnings to GAAP, Schedule 2 for Cash Earnings and Schedule 3 for Segment Information on GAAP and Cash Earnings).

Conference Call

Global Payments will hold a conference call today, October 4, 2011 at 5:00 p.m. ET to discuss financial results and business highlights. Callers may access the conference call via the investor relations page of the Company’s Web site at www.globalpaymentsinc.com by clicking the “Webcast” button; or callers in North America may dial 1-888-895-3550 and callers outside North America may dial 1-706-758-8809. The pass code is “GPN.” A replay of the call may be accessed through the Global Payments’ Web site through October 29, 2011.

Global Payments Inc. (NYSE:GPN) is a leading provider of electronic transaction processing services for merchants, Independent Sales Organizations (ISOs), financial institutions, government agencies and multi-national corporations located throughout the United States, Canada, Europe and the Asia-Pacific region. Global Payments, a Fortune 1000 company, offers a comprehensive line of processing solutions for credit and debit cards, business-to-business purchasing cards, gift cards, electronic check conversion and check guarantee, verification and recovery including electronic check services, as well as terminal management. Visit www.globalpaymentsinc.com for more information about the company and its services.

This announcement and comments made by Global Payments’ management during the conference call may contain certain forward-looking statements within the meaning of the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including revenue and earnings estimates and management’s expectations regarding future events and developments, are forward-looking statements and are subject to significant risks and uncertainties. Important factors that may cause actual events or results to differ materially from those anticipated by such forward-looking statements include the following: foreign currency risks which become increasingly relevant as we expand internationally, the effect of current worldwide economic conditions, including sovereign insolvency situations and a decline in the value of the U.S. dollar, and future performance and integration of recent acquisitions, and other risks detailed in the company’s SEC filings, including the most recently filed Form 10-Q or Form 10-K, as applicable. The company undertakes no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events.

###

SCHEDULE 1

UNAUDITED GAAP CONSOLIDATED STATEMENTS OF INCOME

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands, except per share data)
	Three Months Ended August 31,		% Change
	2011	2010
Revenues	$542,771	$440,138	23%

Operating expenses:
Cost of service	191,536	151,041	27%
Sales, general and administrative	242,625	206,990	17%

	434,161	358,031	21%

Operating income	108,610	82,107	32%

Other income (expense):
Interest and other income	2,501	1,537	63%
Interest and other expense	(4,087)	(4,841)	(16%)

	(1,586)	(3,304)	(52%)

Income from continuing operations before income taxes	107,024	78,803	36%
Provision for income taxes	(34,943)	(24,981)	40%

Income from continuing operations	72,081	53,822	34%
Loss from discontinued operations, net of tax	—	(28)	NM

Net income including noncontrolling interests	72,081	53,794	34%
Less: Net income attributable to noncontrolling interests, net of tax	(8,107)	(4,426)	83%

Net income attributable to Global Payments	$63,974	$49,368	30%

Amounts attributable to Global Payments:
Income from continuing operations	$63,974	$49,396	30%
Loss from discontinued operations, net of tax	—	(28)	NM

Net income attributable to Global Payments	$63,974	$49,368	30%

Basic earnings per share attributable to Global Payments:
Income from continuing operations	$0.80	$0.62	29%
Loss from discontinued operations, net of tax	—	—	NM

Net income attributable to Global Payments	$0.80	$0.62	29%

Diluted earnings per share attributable to Global Payments:
Income from continuing operations	$0.79	$0.61	30%
Loss from discontinued operations, net of tax	—	—	NM

Net income attributable to Global Payments	$0.79	$0.61	30%

Weighted average shares outstanding:
Basic	80,076	79,597
Diluted	80,831	80,339

NM—Not Meaningful

SCHEDULE 2

CASH EARNINGS ATTRIBUTABLE TO GLOBAL PAYMENTS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands, except per share data)
	Three Months Ended August 31,		% Change
	2011	2010
Revenues	$542,771	$440,138	23%

Operating expenses:
Cost of service	178,893	142,771	25%
Sales, general and administrative	242,625	204,396	19%

	421,518	347,167	21%

Operating income	121,253	92,971	30%

Other income (expense):
Interest and other income	2,501	1,537	63%
Interest and other expense	(4,087)	(4,841)	(16%	)

	(1,586)	(3,304)	(52%	)

Income from continuing operations before income taxes	119,667	89,667	33%
Provision for income taxes	(38,682)	(25,950)	49%

Income from continuing operations including noncontrolling interests	80,985	63,717	27%
Less: Net income attributable to noncontrolling interests, net of tax	(10,172)	(4,739)	115%

Net income from continuing operations attributable to Global Payments	$70,813	$58,978	20%

Basic earnings per share	$0.88	$0.74	19%

Diluted earnings per share	$0.88	$0.73	21%

Weighted average shares outstanding:
Basic	80,076	79,597
Diluted	80,831	80,339

NM—Not Meaningful

See Schedule 6 for a reconciliation of cash earnings from continuing operations to GAAP.

SCHEDULE 3

SEGMENT INFORMATION

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)
	Three Months Ended August 31,				% Change
	2011		2010
	GAAP	Cash Earnings	GAAP	Cash Earnings	GAAP	Cash Earnings
Revenues:
United States	$287,425	$287,425	$255,630	$255,630	12%	12%
Canada	91,221	91,221	81,213	81,213	12%	12%

North America merchant services	378,646	378,646	336,843	336,843	12%	12%

Europe	129,414	129,414	73,796	73,796	75%	75%
Asia-Pacific	34,711	34,711	29,499	29,499	18%	18%

International merchant services	164,125	164,125	103,295	103,295	59%	59%

Total revenues	$542,771	$542,771	$440,138	$440,138	23%	23%

Operating income:
North America merchant services	$71,758	$74,616	$68,368	$71,384	5%	5%
International merchant services	55,658	65,443	31,393	36,051	77%	82%
Corporate	(18,806)	(18,806)	(17,654)	(14,464)	(7%)	(30%)

Operating income	$108,610	$121,253	$82,107	$92,971	32%	30%

See Schedule 7 for reconciliation of cash earnings segment information to GAAP.

SCHEDULE 4

CONSOLIDATED BALANCE SHEETS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)
	August 31, 2011	May 31, 2011
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$723,952	$1,354,285
Accounts receivable, net of allowances for doubtful accounts of $422 and $472, respectively	177,352	166,540
Claims receivable, net of allowance for losses of $4,847 and $3,870, respectively	1,099	914
Settlement processing assets	288,684	280,359
Inventory	10,454	7,640
Deferred income taxes	2,935	2,946
Prepaid expenses and other current assets	33,103	35,291

Total current assets	1,237,579	1,847,975

Goodwill	775,505	779,637
Other intangible assets, net of accumulated amortization of $208,672 and $197,066, respectively	326,994	341,500
Property and equipment, net of accumulated depreciation of $159,188 and $147,670, respectively	255,664	256,301
Deferred income taxes	99,013	104,140
Other	20,403	20,978

Total assets	$2,715,158	$3,350,531

LIABILITIES AND EQUITY
Current liabilities:
Lines of credit	$311,072	$270,745
Current portion of long-term debt	93,904	85,802
Accounts payable and accrued liabilities	217,978	241,578
Settlement processing obligations	162,116	838,565
Income taxes payable	17,317	7,674

Total current liabilities	802,387	1,444,364

Long-term debt	285,766	268,217
Deferred income taxes	122,133	116,432
Other long-term liabilities	52,701	49,843

Total liabilities	1,262,987	1,878,856

Commitments and contingencies

Redeemable noncontrolling interest	138,437	133,858

Equity:
Preferred stock, no par value; 5,000,000 shares authorized and none issued	—	—
Common stock, no par value; 200,000,000 shares authorized; 78,749,753 issued and outstanding at August 31, 2011 and 83,062,518 issued and 80,334,781 outstanding at May 31, 2011	—	—
Paid-in capital	350,493	518,440
Retained earnings	736,868	699,755
Treasury stock; 2,727,737 shares at May 31, 2011	—	(112,980)
Accumulated other comprehensive income	70,350	79,320

Total Global Payments shareholders' equity	1,157,711	1,184,535

Noncontrolling interest	156,023	153,282

Total equity	1,313,734	1,337,817

Total liabilities and equity	$2,715,158	$3,350,531

SCHEDULE 5

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)
	Three Months Ended August 31,
	2011	2010
Cash flows from operating activities:
Net income including noncontrolling interests	$72,081	$53,794
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization of property and equipment	11,573	9,030
Amortization of acquired intangibles	12,643	7,674
Provision for operating losses and bad debts	6,812	5,246
Share-based compensation expense	3,978	3,492
Deferred income taxes	7,831	3,518
Other, net	441	(676)
Changes in operating assets and liabilities, net of the effects of acquisitions:
Accounts receivable	(10,812)	(18,960)
Claims receivable	(4,591)	(4,390)
Settlement processing assets and obligations, net	(687,180)	(190,129)
Inventory	(2,861)	3,096
Prepaid expenses and other assets	2,153	(2,796)
Accounts payable and other accrued liabilities	(27,589)	11,353
Income taxes payable	9,643	15,371

Net cash used in operating activities	(605,878)	(104,377)

Cash flows from investing activities:
Business and intangible asset acquisitions, net of cash acquired	—	(2,489)
Capital expenditures	(12,151)	(24,785)
Net decrease in financing receivables	583	454

Net cash used in investing activities	(11,568)	(26,820)

Cash flows from financing activities:
Net borrowings on lines of credit	40,327	4,948
Proceeds from issuance of long-term debt	71,029	1,661
Principal payments under long-term debt	(44,295)	(49,467)
Proceeds from stock issued under share-based compensation plans, net	(2,836)	(474)
Repurchase of common stock	(73,222)	(14,900)
Tax benefit from share-based compensation	1,420	118
Distribution to noncontrolling interests	(2,471)	(2,075)
Dividends paid	(1,613)	(1,586)

Net cash used in financing activities	(11,661)	(61,775)

Effect of exchange rate changes on cash	(1,226)	1,239

Decrease in cash and cash equivalents	(630,333)	(191,733)
Cash and cash equivalents, beginning of period	1,354,285	769,946

Cash and cash equivalents, end of period	$723,952	$578,213

SCHEDULE 6

RECONCILIATION OF QUARTERLY CASH EARNINGS ATTRIBUTABLE TO GLOBAL PAYMENTS TO GAAP

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands, except per share data)
	Three Months Ended August 31, 2011
	GAAP			Cash Earnings Adjustments[1]	Cash Earnings

Revenues	$542,771			$—	$542,771

Operating expenses:
Cost of service	191,536			(12,643)	178,893
Sales, general and administrative	242,625			—	242,625

	434,161			(12,643)	421,518

Operating income	108,610			12,643	121,253

Other income (expense):
Interest and other income	2,501			—	2,501
Interest and other expense	(4,087)			—	(4,087)

	(1,586)			—	(1,586)

Income from continuing operations before income taxes	107,024			12,643	119,667
Provision for income taxes	(34,943)			(3,739)	(38,682)

Income from continuing operations	72,081			8,904	80,985
Less: Net income attributable to noncontrolling interests, net of tax	(8,107)			(2,065)	(10,172)

Net income from continuing operations attributable to Global Payments	$63,974			$6,839	$70,813

Diluted shares	80,831				80,831
Diluted earnings per share	$0.79			$0.09	$0.88

	Three Months Ended August 31, 2010
	GAAP	Employee Termination and Other[2]	Foreign Tax Rate[3]	Cash Earnings Adjustments[1]	Cash Earnings

Revenues	$440,138	$—	$—	$—	$440,138

Operating expenses:
Cost of service	151,041	(596)	—	(7,674)	142,771
Sales, general and administrative	206,990	(2,594)	—	—	204,396

	358,031	(3,190)	—	(7,674)	347,167

Operating income	82,107	3,190	—	7,674	92,971

Other income (expense):
Interest and other income	1,537	—	—	—	1,537
Interest and other expense	(4,841)	—	—	—	(4,841)

	(3,304)	—	—	—	(3,304)

Income from continuing operations before income taxes	78,803	3,190	—	7,674	89,667
Provision for income taxes	(24,981)	(1,162)	2,479	(2,286)	(25,950)

Income from continuing operations	53,822	2,028	2,479	5,388	63,717
Less: Net income attributable to noncontrolling interests, net of tax	(4,426)	—	—	(313)	(4,739)

Net income from continuing operations attributable to Global Payments	$49,396	$2,028	$2,479	$5,075	$58,978

Diluted shares	80,339				80,339
Diluted earnings per share	$0.61	$0.03	$0.03	$0.06	$0.73

[1]	Represents adjustments to cost of service to exclude acquisition intangible amortization expense from continuing operations and the related income tax benefit.

[2]	Reflects expenses of start-up costs related to our new Global Service Center in Manila, Philippines and employee termination and relocation benefits and the related income tax benefits.

[3]

Represents a one-time, non-cash write-down of a deferred tax asset we established in July 2009 when we purchased the remaining 49% of our UK business. The write-down resulted from a legislated reduction to the tax rate of 1%.

We supplemented our reporting of income from continuing operations and the related earnings per share information determined in accordance with GAAP by reporting income from continuing operations and the related earnings per share for the three months ended August 31, 2011 and 2010 on a “cash earnings” basis in this earnings release as a measure to help evaluate performance. We calculated August 31, 2011 income from continuing operations and earnings per share on a cash basis by excluding acquisition intangible amortization from our results. We calculated August 31, 2010 income from continuing operations and earnings per share on a cash basis by excluding charges related to employee termination and relocation benefits, certain one-time costs related to our Global Service Center, the legislated tax rate reduction and acquisition intangible amortization from our results. We exclude these charges in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations. Our income from continuing operations and earnings per share reported on a cash earnings basis should be considered in addition to, and not as a substitute for, income from continuing operations and earnings per share determined in accordance with GAAP. Our measures of income from continuing operations and earnings per share on a cash earnings basis reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

SCHEDULE 7

RECONCILIATION OF CASH EARNINGS SEGMENT INFORMATION TO GAAP

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)
	Three Months Ended August 31, 2011
	GAAP		Cash Earnings Adjustments[1]	Cash Earnings

Revenues:
United States	$287,425		$—	$287,425
Canada	91,221		—	91,221

North America merchant services	378,646		—	378,646
Europe	129,414		—	129,414
Asia-Pacific	34,711		—	34,711

International merchant services	164,125		—	164,125

Total revenues	$542,771		$—	$542,771

Operating income:
North America merchant services	$71,758		$2,858	$74,616
International merchant services	55,658		9,785	65,443
Corporate	(18,806)		—	(18,806)

Operating income	$108,610		$12,643	$121,253

	Three Months Ended August 31, 2010
	GAAP	Employee Termination and Other[2]	Cash Earnings Adjustments[1]	Cash Earnings
Revenues:
United States	$255,630	$—	$—	$255,630
Canada	81,213	—	—	81,213

North America merchant services	336,843	—	—	336,843
Europe	73,796	—	—	73,796
Asia-Pacific	29,499	—	—	29,499

International merchant services	103,295	—	—	103,295

Total revenues	$440,138	$—	$—	$440,138

Operating income:
North America merchant services	$68,368	$—	$3,016	$71,384
International merchant services	31,393	—	4,658	36,051
Corporate	(17,654)	3,190	—	(14,464)

Operating income	$82,107	$3,190	$7,674	$92,971

[1]	Represents acquisition intangible amortization expense.

[2]	Represents start-up costs related to our Global Service Center in Manila, Philippines and expenses related to employee termination and relocation benefits.

SCHEDULE 8

OUTLOOK SUMMARY

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In millions, except per share data)
	Fiscal 2011 Actual	Fiscal 2012 Outlook	% Change FY11
Revenue Outlook
Revenues	$1,860	$2,100 to $2,150	13% to 16%

EPS Outlook
GAAP diluted EPS	$2.61	$3.13 to $3.20	20% to 23%
Acquisition-related intangibles and non-recurring items [1]	0.47	$0.34	—

Cash EPS	$3.08	$3.46 to $3.54	12% to 15%

[1]

Fiscal 2012 currently reflects $0.34 in acquisition-related intangibles and no non-recurring items. Acquistion-related intangibles accounted for $0.31 in fiscal 2011 and non-recurring items accounted for $0.16.